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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                                     93-1219887
     -------------------------                      --------------------
     (State of incorporation                         (I.R.S. Employer
         or organization)                            Identification No.)

555 Bayview Avenue, Biloxi, Mississippi                   39530
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered

       Common Stock, $.001 par value              American Stock Exchange
       -----------------------------              -----------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
N/A


Securities to be registered pursuant to Section 12(g) of the Act:


                        -------------------------------
                                (Title of class)

                        -------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the registrant's common stock (the "Common Stock") included under the caption "Description of Securities" of the Form 10SB12G filed with the Securities and Exchange Commission on December 14, 1999 (SEC File # 0-28495), is incorporated herein by reference. The Common Stock is to be registered on the American Stock Exchange.

ITEM 2.  EXHIBITS.

     The exhibits filed herewith are listed on the Exhibit Index following this page.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             GLOBAL SEAFOOD TECHNOLOGIES, INC.



Date:  March 6, 2001                         By:   /s/ Brent Gutierrez
                                                 ---------------------
                                                  Brent Gutierrez

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

                                  EXHIBIT INDEX

         The following exhibits are incorporated herein by reference to the parenthetically noted portions of the registrant's Form 10SB12G (Commission File No. 0-28495):

3.0      Articles of Incorporation dated May 29, 1986 (included as Exhibit 3.0).

3.1      Amendment to Articles of Incorporation dated July 18, 1994 (included as
         Exhibit 3.1).

3.2 Amendment to Articles of Incorporation dated November 24, 1994 (included as Exhibit 3.2).

3.3 Amendment to Articles of Incorporation dated November 22, 1995 (included as Exhibit 3.3).

3.4 Amendment to Articles of Incorporation dated November 25, 1997 (included as Exhibit 3.4).

3.5 Amendment to Articles of Incorporation dated December 22, 1998 (included as Exhibit 3.5).

99 The Description of registrant's common stock set forth under the caption "Description of Securities" as part of the above referenced registration statement.

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